FIRST AMENDMENT TO
VOTING PROXY AGREEMENT

This AMENDMENT TO VOTING PROXY AGREEMENT (this “Amendment”) is entered into as of this 18th day of October, 2006 (“Effective Date”) and amends the Voting Proxy Agreement executed on November 8, 2002 by and between WMS Industries Inc., a Delaware corporation (hereinafter, the “Company”), Phyllis G. Redstone (hereinafter, “Mrs. Redstone”) and Louis J. Nicastro and Neil D. Nicastro, individuals (the “Agreement”).

RECITALS

A.  Louis J. Nicastro has previously resigned as Proxy Holder and Neil D. Nicastro wishes to resign as Proxy Holder.

B. The parties wish to amend the Agreement to replace Neil D. Nicastro with Brian R. Gamache as the sole Proxy Holder.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the parties agree as follows:

1.	DEFINITION OF PROXY HOLDER. The definition of “Proxy Holder” in Article 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

““Proxy Holder” means Brian R. Gamache, President, Chief Executive Officer, and Director of the Company.”

2.	NOTICES. Section 6.12 of the Agreement is hereby deleted in its entirety and replaced with the following:

“All notices or communications hereunder shall be in writing and sent to the following addresses or at such other addresses as the parties may designate from time to time:

As to the Company:	WMS Industries Inc. 800 South Northpoint Boulevard Waukegan, IL 60085 Attn: General Counsel Telecopy No.: (847) 785-3786
As to the Proxy Holder:	Mr. Brian R. Gamache President and Chief Executive Officer WMS Industries Inc. 800 South Northpoint Boulevard Waukegan, IL 60085 Telecopy No.: (847) 785-3787
As to Mrs. Redstone:	Mrs. Phyllis G. Redstone c/o Leonard L. Lewin, Esq. Gadsby Hannah LLP 225 Franklin Street Boston, MA 02110 Telecopy No.: (617) 345-7050”

3.
CONSTRUCTION. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Agreement. If any conflict arises between the terms of this Amendment and the terms of the Agreement, this Amendment shall control. Except as otherwise provided in this Amendment, the terms of the Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which shall constitute an original.

IN WITNESS WHEREOF, the Parties hereto have signed this Amendment effective as of the latest date of execution below.

/s/ Phyllis G. Redstone Phyllis G. Redstone	/s/ Neil D. Nicastro Neil D. Nicastro
Date: October 17, 2006	Date: October 18, 2006

WMS Industries Inc., a Delaware corporation
By: /s/ Kathleen J. McJohn	/s/ Brian R. Gamache
Print name: Kathleen J. McJohn Title: Vice President, Secretary and General Counsel	Brian R. Gamache
Date: October 18, 2006	Date: October 17, 2006